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                                                                    EXHIBIT 99.1

                        PIONEER NATURAL RESOURCES COMPANY

                                 DEBT SECURITIES

                             UNDERWRITING AGREEMENT

                                                                  April 25, 2002



CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
                  c/o Credit Suisse First Boston Corporation
                  Eleven Madison Avenue
                  New York, NY 10010-3629

Dear Sirs:

         1. Introductory. Pioneer Natural Resources Company, a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "UNDERWRITERS"), $150,000,000 in aggregate principal amount of its 7.50% Senior Notes due 2012 (the "NOTES"), which are unconditionally guaranteed on an unsecured basis (the "GUARANTEE", and together with the Notes, the "SECURITIES") by Pioneer Natural Resources USA, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the "GUARANTOR"), and which are registered under the registration statement referred to in Section 2(a). The Securities will be issued pursuant to the provisions of an Indenture dated as of January 13, 1998 (as amended, the "INDENTURE") between the Company and The Bank of New York, as trustee (the "TRUSTEE"), as supplemented with respect to the Securities by the Third Supplemental Indenture to be dated as of the Closing Date (as defined below), among the Company, the Guarantor and the Trustee (the "THIRD SUPPLEMENTAL INDENTURE").

         2. Representations and Warranties of the Company and the Guarantor. Each of the Company and the Guarantor, as of the date of this Agreement, jointly and severally, represents and warrants to, and agrees with, each Underwriter that:

                  (a) A registration statement (No. 333-42315) (the "SHELF REGISTRATION STATEMENT"), including a prospectus, relating to the Securities has been filed with the Securities and Exchange Commission ("COMMISSION") and has become effective. Pursuant to Rule 462(b) under the Securities Act of 1933 (the "ACT"), a separate registration statement (the "462(b) REGISTRATION STATEMENT"), relating to the Securities has been filed with the Commission. The Shelf Registration Statement, as amended at the time of this Agreement, and the 462(b) Registration Statement that is deemed to be part of the Shelf Registration Statement, collectively, are hereinafter referred to as the "REGISTRATION STATEMENT", and the prospectus included in such Registration Statement, as supplemented to reflect the terms of the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") of the Act, including all material incorporated by reference therein, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (b) On the effective date of the Registration Statement, such Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement



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         and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter through the Underwriters, if any, specifically for use therein.

                  (c) Each of the Company and the Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Prospectus; and each of the Company and the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (d) Each subsidiary of the Company has been duly incorporated or otherwise organized and is an existing corporation or other entity in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock or other ownership interest of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or other ownership interest of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, other than those arising under the Company's bank line of credit.

                  (e) The Company has an authorized capitalization as set forth in the Prospectus.

                  (f) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

                  (g) The Indenture has been duly authorized and has been duly qualified under the Trust Indenture Act of 1939 (the "TRUST INDENTURE ACT"); the Securities have been duly authorized; and when the Securities are delivered and paid for pursuant to Section 4 of this Agreement on the Closing Date, the Indenture and the Third Supplemental Indenture will have been duly authorized, executed and delivered, such Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and the Indenture and the Third Supplemental Indenture, and such Securities will constitute legal, valid and binding obligations of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with their terms (subject, as to enforcement of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, and, as to remedies of specific performance and injunctive and other forms of equitable relief, to equitable defenses or principles and to the discretion of the court before which any proceeding may therefor be brought).

                  (h) The financial statements included or incorporated by reference in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis except as noted therein; any schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and, if pro forma financial statements are included or incorporated by reference in the Registration Statement and Prospectus, then the



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         assumptions used in preparing the pro forma financial statements included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (i) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         3. Purchase and Sale of Securities. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of 98% of the principal amount thereof, plus accrued interest, if any, from April 30, 2002, to the Closing Date, the principal amount of Notes set forth opposite such Underwriter's name in Schedule I hereto.

         4. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 a.m., New York City time, on April 30, 2002 (or such later date not later than three business days after such date as the Underwriters shall designate), which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "CLOSING DATE"). Delivery of the Securities shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon order of the Company by wire transfer and payable in immediately available funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise instruct.

                  The Company hereby confirms its engagement of Raymond James & Associates, Inc. ("RJA") as, and RJA hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter," within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Securities. RJA agrees in acting as a qualified independent underwriter to undertake the legal responsibilities and liabilities of an underwriter under the Act, including those in Section 11 of the Act. RJA, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter." As compensation for the services of the Independent Underwriter hereunder, the Company agrees to pay the Independent Underwriter $100,000 on the Closing Date. The price at which the Securities will be sold to the public will not be higher than the maximum price recommended by RJA acting as Independent Underwriter.

         5. Certain Agreements of the Company and the Guarantor. Each of the Company and the Guarantor agrees, jointly and severally, with the several Underwriters that it will furnish to counsel for the Underwriters, one conformed copy of the registration statement relating to the Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with the offering of the Securities:

                  (a) The Company and the Guarantor will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable, and if consented to by the



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         Underwriters, subparagraph (5)) not later than the second business day following the execution and delivery of this Agreement.

                  (b) During the offering of the Securities, the Company will advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Underwriters a reasonable opportunity to comment on any such proposed amendment or supplement; and during that period, the Company will also advise the Underwriters promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use reasonable commercial efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, then the Company promptly will notify the Underwriters of such event and the Company and the Guarantor will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

                  (d) As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of
         Section 11(a) of the Act.

                  (e) The Company will furnish to the Underwriters copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will arrange for the qualification of the Securities for sale under the laws of such United States jurisdictions as the Underwriters may designate, will continue such qualifications in effect so long as required for the distribution and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

                  (g) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees or other expenses (including fees and disbursements of counsel) in connection with qualification of the Securities for sale under the laws of such United States jurisdictions as the Underwriters may designate and the printing of memoranda relating thereto, for any applicable filing fee incident to the review by the NASD of the Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of Securities and for expenses incurred in distributing the Prospectus, any preliminary



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         prospectuses, any preliminary prospectus supplements or any other amendments or supplements to the Prospectus to the Underwriters.

                  (h) Neither the Company nor the Guarantor will take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934 or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (i) Neither the Company nor the Guarantor will offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, or file with the Commission a registration statement under the Act relating to, any debt securities issued or guaranteed by the Company or the Guarantor in an offering to the public (or in a private offering in which holders of debt securities are granted rights to have such debt securities registered under the Act or to exchange such debt securities for other debt securities that are so registered), or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Underwriters for a period beginning at the time of execution of this Agreement until the later of the Closing Date or the lifting of trading restrictions by the Underwriters; provided, however, that such restrictions shall not extend more than seven days following the Closing Date and shall not restrict the filing by the Company with the Commission of the 462(b) Registration Statement or a new unallocated shelf registration statement of up to $1 billion of total securities.

         6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein as of the Closing Date, to the accuracy of the statements of the officers of the Company and the Guarantor, as applicable, made pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the date of this Agreement, the Underwriters shall have received a letter, dated the date of delivery thereof, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and any
                  schedules and any summary of earnings examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:



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                                    (A) the unaudited financial statements, if
                           any, and any summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

                                    (B) if any unaudited "capsule" information
                           is contained in the Prospectus, the unaudited consolidated net sales, net operating income, net income and net income per share amounts or other amounts constituting such "capsule" information and described in such letter do not agree with the corresponding amounts set forth in the unaudited consolidated financial statements or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of operations;

                                    (C) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of the such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (D) for the period from the closing date of
                           the latest statement of operations included in the Prospectus to the closing date of the latest available statement of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statement of operations included in the Prospectus, in consolidated net sales, net operating income per share amounts of consolidated income before extraordinary items or net income;

                  except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                  (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no



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         proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Guarantor or any Underwriter, shall be contemplated by the Commission.

                  (c) Subsequent to the execution of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or disposition of the Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

                  (d) The Underwriters shall have received an opinion, dated the Closing Date, of Vinson & Elkins, L.L.P., counsel for the Company and the Guarantor, to the effect that:

                           (i) Each of the Company and the Guarantor has been
                  duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware with corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus;

                           (ii) The Company has an authorized capitalization as
                  described in the Prospectus. Upon issuance, the Securities will conform in all material respects as to legal matters to the description thereof in the Prospectus;

                           (iii) The execution, delivery and performance of this
                  Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of the charter or by-laws of the Company or the Guarantor, nor will they result in a violation of any statute, any rule or, to the knowledge of such counsel, regulation having jurisdiction over the Company or the Guarantor or any subsidiary of the Company or the Guarantor or any of their properties, and the Company and the Guarantor have full corporate power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                           (iv) The Indenture has been duly authorized, executed
                  and delivered by the Company and the Third Supplemental Indenture has been duly authorized, executed and delivered by the Company; the Indenture has been duly qualified under the Trust



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                  Indenture Act; and, assuming due authorization, execution and delivery thereof by each party thereto other than the Company and the Guarantor, the Indenture and the Third Supplemental Indenture constitute legal, valid and binding obligations of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with their terms (subject, as to enforcement of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, and, as to remedies of specific performance and injunctive and other forms of equitable relief, to equitable defenses or principles and to the discretion of the court before which any proceeding may therefor be brought);

                           (v) The Notes have been duly authorized and executed
                  and, when authenticated in accordance with the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject, as to enforcement of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, and, as to remedies of specific performance and injunctive and other forms of equitable relief, to equitable defenses or principles and to the discretion of the court before which any proceeding may therefor be brought);

                           (vi) The Guarantee has been duly authorized and
                  executed and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms (subject, as to enforcement of legal remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect, and, as to remedies of specific performance and injunctive and other forms of equitable relief, to equitable defenses or principles and to the discretion of the court before which any proceeding may therefor be brought);

                           (vii) The Registration Statement has become effective
                  under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and the registration statement relating to the Securities, as of its effective date, the Registration Statement and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date, appear on their face to comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (it being understood that such counsel need express no opinion or view as to the financial statements, notes or schedules thereto, or other financial or accounting data or engineering or reserve data); and

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Company and the Guarantor.

                  (e) The Underwriters shall have received a letter, dated the Closing Date, from Vinson & Elkins L.L.P., counsel for the Company and the Guarantor, to the effect that no facts have come to such counsel's attention that have causes such counsel to believe that (i) the Registration Statement, at the time it became effective and as of the Closing Date, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus, as of the date of this Agreement and as of the Closing Date, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements
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
         therein, in light of the circumstances under which they were made, not misleading, (iii) the documents incorporated by reference in the Registration Statement, as of the date they were filed with the Securities and Exchange Commission, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion or view as to the financial statements, notes or schedules thereto, or other financial or accounting data or engineering or reserve data contained in the Registration Statement or the Prospectus.

                  (f) The Underwriters shall have received an opinion, dated the Closing Date, of Mark L. Withrow, Executive Vice President and General Counsel of the Company to the effect that:

                           (i) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (ii) The execution, delivery and performance of this
                  Agreement and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject;

                           (iii) The Company is duly qualified as a foreign
                  corporation in good standing in all jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries considered as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company, provided that such counsel shall state that he believes that both the Underwriters and he are justified in so relying upon such opinions and certificates);

                           (iv) Pioneer International Resources Company, a
                  Delaware corporation, Pioneer Natural Resources Canada Inc., a Canadian corporation, and Westpan NGL Co., a Delaware corporation (collectively, the "MATERIAL CORPORATE SUBSIDIARIES"), have each been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation (such counsel being entitled to rely with respect to the opinion in this clause relating to Pioneer Natural Resources Canada Inc. upon the opinion of local counsel, provided that such counsel shall state that he believes that both the Underwriters and he are justified in so relying upon such opinions);

                           (v) Each of the Material Corporate Subsidiaries
                  (including the Guarantor) is duly qualified as a foreign corporation in good standing in all jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification, except where the failure so to register or qualify does not have material adverse effect on the condition (financial or other), business, prospects or results of operations of the Company and its subsidiaries considered as a whole (such counsel being entitled to rely with respect to the opinion in this clause upon opinions of local counsel and with respect to matters of fact upon certificates of public officials or officers of the Company or the Material Corporate Subsidiaries, provided that such counsel shall state that he believes that both the Underwriters and he are justified in so relying upon such opinions and certificates);

                           (vi) All outstanding shares of capital stock of the
                  Material Corporate Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company or by another subsidiary of the Company free and clear of any liens, encumbrances or claims except as described in the Prospectus and other than those arising under the Company's bank line of credit (such counsel being entitled to rely with respect to the opinion in this clause relating to Pioneer Natural Resources Canada Inc. upon opinion of local counsel, provided that such counsel state that he believes that both the Underwriters and he are justified in so relying upon such opinions);

                           (vii) Although such counsel has not verified, is not
                  passing on and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (or any documents incorporated by reference therein), except as otherwise specifically dealt with in this opinion, no facts have come to the attention of such counsel that have caused such counsel to believe (a) that the Registration Statement, as amended prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information and engineering and reserve data contained therein, as to which such counsel need express no opinion or belief), contained as of its effective date or contains as of the Closing Date, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, (b) that the Prospectus, as amended and supplemented prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, other financial data and accounting information and engineering and reserve data contained therein, as to which such counsel need express no opinion or belief), contains as of the Closing Date an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) The Underwriters shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company and the Guarantor, the validity of the Securities delivered on such Closing Date, the Indenture, the Registration Statement, the Prospectus and other related matters as the Underwriters may require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Underwriters shall have received a certificate, dated the Closing Date, of each of the Company and the Guarantor, signed by
         (i) the President or any Vice President and (ii) a principal financial or accounting officer of the Company or the Guarantor, as applicable, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company or the Guarantor, as applicable, in this Agreement are true and correct, that the Company or the Guarantor, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, or the Guarantor and its subsidiaries, as applicable, in each case taken as a whole except as set forth in the Prospectus or as described in such certificate.

                  (i) The Underwriters shall have received a letter, dated the Closing Date, of Ernst & Young, LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

                  The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. The Underwriters may in their sole discretion waive compliance with any conditions to the obligations of the Underwriters under this Agreement.

         7. Indemnification and Contribution. (a) Each of the Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter (including the Independent Underwriter in its role as a qualified independent underwriter pursuant to the rules of the NASD), its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter, if any, specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in this Agreement. With respect to any untrue statement or omission of a material fact made in any preliminary Prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the final Prospectus to the Underwriters, (x) the delivery of the final Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary Prospectus was corrected in the final Prospectus, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of the Securities to such person, a copy of the final Prospectus.

                  Each of the Company and the Guarantor, jointly and severally, also will indemnify and hold harmless the Independent Underwriter, its officers and employee and each person, if any, who controls the Independent Underwriter with the meaning of the Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Securities, except for any losses, claims, damages, liabilities and judgments found in a final judgment by a court to have resulted from the Independent Underwriter's or such officer's, employee's or controlling person's willful misconduct or gross negligence.

                  (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, the Guarantor, each of their respective directors and officers and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in this Agreement.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If indemnity is sought pursuant to the second paragraph of subsection (a) of this
         Section 7, then, in addition to such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any necessary local counsel) for the Independent Underwriter in its capacity as a "qualified independent underwriter," its officers and employees and all persons, if any, who control the Independent Underwriter within the meaning of the Act, if, in the reasonable judgment of the Independent Underwriter there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. In the case of any such separate counsel for the Independent Underwriter and such officers, employees and control persons of the Independent Underwriter, such counsel shall be designated in writing by the Independent Underwriter. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or behalf of an indemnified party.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters or the Independent Underwriter, as the case may be, on the other from the offering of the Securities or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters or the Independent Underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters or the Independent Underwriter, as the case may be, on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to
         (1) the total underwriting discounts and commissions received by the Underwriters or (2) with respect to the Independent Underwriter, the fee paid to the Independent Underwriter pursuant to Section 4. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantor, the Underwriters or the Independent Underwriter, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission and, in the case of the Independent Underwriter, whether its activities as Independent Underwriter under its engagement pursuant to Section 4 involved any gross negligence or willful misconduct. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
         (d). Notwithstanding the provisions of this subsection (d), no Underwriter (including the Independent Underwriter) shall be required to contribute any amount in excess of (1) with respect to the Underwriters, the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (2) with respect to the Independent Underwriter, the amount by which the fee paid to the Independent Underwriter pursuant to Section 4 exceeds the amount of any damages which such Independent Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and the Guarantor under this Section shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company or the Guarantor, to each officer of the Company or the Guarantor who has signed the Registration Statement and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Securities under this Agreement, then the non-defaulting Underwriters may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, then the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantor or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Underwriters is not consummated, then the Company and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Guarantor and the Underwriters pursuant to Section 7 shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(c), then the Company or the Guarantor will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to them at their address furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or sent by facsimile transmission and confirmed to it at 5205 N. O'Connor Blvd., Suite 1400, Irving, Texas 75039, (fax) (972) 969-3580, Attention: Mark L. Withrow.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the Company, the Guarantor and such Underwriters as are identified in Schedule I of this Agreement and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Underwriters. Any Underwriters will act for the several Underwriters in connection with the financing described in this Agreement, and any action under this Agreement taken by the Underwriters jointly or by the Underwriters will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company and the Guarantor hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby.

         15. Information Furnished by Underwriters. For purposes of Section 7 of this Agreement, the only information furnished to the Company by any Underwriter for use in the Prospectus consists of the following information in the Prospectus Supplement furnished on behalf of each Underwriter: the concession and discount figures appearing in the seventh paragraph, the eighth paragraph and the ninth paragraph , other than the first and last sentences thereof, under the caption "Underwriting" in the prospectus supplement.

         If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Guarantor, and the several Underwriters in accordance with its terms.

                                  Very truly yours,

                                       PIONEER NATURAL RESOURCES COMPANY


                                       By: /s/ Richard P. Dealy
                                          --------------------------------------
                                       Name: Richard P. Dealy
                                       Title: Vice President and Chief
                                                 Accounting Officer

                                       PIONEER NATURAL RESOURCES USA, INC.


                                       By: /s/ Richard P. Dealy
                                          --------------------------------------
                                       Name: Richard P. Dealy
                                       Title: Vice President and Chief
                                                 Accounting Officer


The foregoing Underwriting Agreement is
  hereby confirmed and accepted as of
  the date first above written.


     CREDIT SUISSE FIRST BOSTON
     CORPORATION
     J.P. MORGAN SECURITIES INC.



     By: CREDIT SUISSE FIRST BOSTON
         CORPORATION


       By: /s/ Osmar Abib
          -----------------------------
       Name: Osmar Abib
       Title: Managing Director


     In its capacity as a qualified
     independent underwriter:


     RAYMOND JAMES & ASSOCIATES, INC.


       By: /s/ Howard W. House
          -----------------------------
       Name: Howard W. House
       Title: Managing Director

                                   SCHEDULE I



                                                                           PRINCIPAL AMOUNT OF NOTES
                              UNDERWRITER                                       TO BE PURCHASED
                              -----------                                  -------------------------
Credit Suisse First Boston Corporation..............................             $ 75,000,000
J.P. Morgan Securities Inc..........................................             $ 75,000,000
                                                                                 ------------
                  Total.............................................             $150,000,000
                                                                                 ============



                                       A-1